                                                                  Exhibit 10.10

                                    LICENSE

                      FOR THE RIGHT TO USE THE SUBSURFACE

X T M                  10001           NE
Series            Number               License Type

Issued to:        Russian-American Joint Venture "Chernogorskoye"
                  (business entity which received this License)

Represented by: SERGEI VLADIMIROVICH KOROLEV, General Director
                (name of the business entity's representative)

For the following purposes and applications:

           production of oil in the Chernogorskoye field

Location:  Nizhnevartovsk District, Khanty-Mansyisk Autonomous District,
           Tyumen' Region

               (locality, district, region, territory, republic)

The boundaries of the subsurface area, the angle coordinates, copies of topographic maps, profiles, etc. are described and presented in Annex No. 2.

                                                            (Nos. of Annexes)

The right to use the land plots has been granted by the Head of the Administration of the Khanty-Mansyisk District, No. 224, September 14, 1992

               (name of the issuing body, approval number, date)

Copies of related documents and a description of the boundaries of the land plot are attached hereto as ___________.

                         (Annex No., number of pages)

The subsurface area has the status of a mining allotment

                    (geologic survey or mining allotment)

This License expires on December 8, 2012.

                           (date, month, year)

The following documents shall be integral parts of this License:

      1.    License Agreement.

      2.    Coordinates of the licensed subsurface area.

Authorized representative of the         Authorized representative of the
Committee for Geology and the Use of     Government of the constituent entity
the Subsurface under the Government of   of the Federation
the Russian Federation                   Alexander V. Filipenko
                                         Head of the Administration of the
____________________________________     Khanty-Mansiisk Autonomous District
             (signature)
                                         ____________________________________
                                                     (signature)
(SEAL)

             Director of the enterprise receiving the license Sergei V. Korolev

             ________________________
                  (signature)

             (seal)            December 8, 1992

                         (seal)

Registered by Rosgeolfund 12/11/92

A.D.Fedin, Chief Geologist (signature)

                                LICENSE AGREEMENT

This License Agreement is entered into this 8 day of December 1992 by and between -- the Russian - American Joint Venture "Chernogorskoye", registered by the RSFSR Ministry of Finance on November 14 1991 (registration number 2222), hereinafter referred to as the "Joint Venture", and represented by its General Director S.V. Korolyov;

the Khanty-Mansiysk Autonomous District Administration, hereinafter referred to as the "Administration", represented by the Chairman of the Council of People's Deputies of the Khanty-Mansiysk Autonomous District, A.V. Filipenko; and the Committee on Geology and the Use of the Subsurface of the Russian Federation hereinafter referred to as "Geolkom" represented by ____________________________

The Joint Venture, the Administration and Geolkom hereby agree as follows:

1. The Administration and Geolkom have granted to the Joint Venture pursuant to the License for the Use of the Subsurface (Number ______) the following rights for an initial term of twenty (20) years:

              a. the right to explore develop and produce oil, gas and related hydrocarbon deposits located within the licensed area hereinafter referred to as the "Licensed Area";

              b. the right to use the surface areas located within the Licensed Area in accordance with the ecological legislation of the Russian Federation; and

              c. the right to use subsurface water in the Licensed Area in connection with the Joint Venture's drilling and hydrocarbons production activities.

2. The estimated oil production levels for the Licensed Area during the term of the License are set forth below. These figures are based upon existing evaluations of the estimated oil reserves and may be altered by the Joint Venture on the basis of additional exploration and development drilling conducted by the Joint Venture during the term of the License. The Joint Venture intends to provide Geolkom with the results of its exploration and development activities in the Licensed Area and will advice Geolkom of any material (greater than 20%) alteration in the estimated annual production levels set forth below. Prior to January 1, 1996, the Joint Venture shall submit geological materials for a state examination in order to specify more accurately the level of the use of the subsurface.

  --------------- ---------------------------------------------------------------------------------------------------
  Year            Oil Production, thous. tons
  --------------- ---------------------------------- --------------------------------- ------------------------------
                  Total                              Layer BB10                        Layer IOB1
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
                  annual           From start-       annual             From           annual         From
                                   up date                              start-up                      start-up
                                                                        date                          date
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  1992            25               25                25                 25             -              -
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  1993            142              167               64                 89             78             78
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  1994            330              497               108                197            222            330
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  1995            421              918               168                365            253            553
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  1996            424              1342              189                554            235            788
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  1997            788              2130              313                869            473            1261
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  1998            680              2810              272                1141           408            1669
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  1999            561              3371              224                1365           337            2006
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------

  2000            441              3812              176                1541           265            2271
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2001            364              4176              145                1686           219            2490
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2002            268              4474              119                1805           179            2669
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2003            248              4722              99                 1904           149            2818
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2004            199              4921              79                 1983           120            2938
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2005            167              5088              67                 2050           100            3038
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2006            144              5232              58                 2108           86             3124
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2007            126              5338              50                 2158           76             3200
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2008            108              5466              43                 2201           65             3265
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2009            94               5560              38                 2239           56             3321
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2010            83               5643              33                 2272           50             3371
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------
  2011            74               5717              30                 2302           44             3415
  --------------- ---------------- ----------------- ------------------ -------------- -------------- ---------------

         3. The Joint venture shall effect the following payments on a regular basis:

         3.1 For the right to produce oil - an amount equal to 7,5 % of the value of the produced oil (pursuant to the Regulations on the Procedure and Terms for Collecting Payments for the Use of Subsurface, Water Areas and Sea Bed Areas endorsed by the Resolution of the Government of the Russian Federation No. 828 dated October 28, 1992).

       3.2 The Joint Venture shall make allocations for restoring the mineral and raw material base in the amount equal to 10 percent of the value of the produced oil. The Joint Venture may reduce the amounts to be paid for restoring the mineral and raw material base by submitting documented expenditures incurred by the Joint Venture, or on behalf of the Joint Venture in connection with geological-exploratory works.

       Oil volumes produced through new methods designed to enhance oil recovery shall be exempt from allocations for restoring mineral and raw material base.

       For purposes of paragraphs 3.1 and 3.2 hereto, "the value of the produced oil" shall be defined as the oil selling price less any excise taxes, payments to the price regulation fund, value-added tax and expenditures incurred in connection with the oil transportation, storage and loading.

         3.3. The Joint Venture shall effect payments for the use of land stipulated in the legislation of the Russian federation.

         3.4. The Joint Venture shall effect payments to the Fund as the Committee of the Small Peoples of the North and Association "Save the Yugra" in the amount of 0.5% of income.

         3.5. The foreign partner of the Joint Venture has made a one-time gratuitous contribution of US$ 250,000 toward public health services in Nizhnevartovsk and agrees to contribute annually 1 percent of its share of the Joint Venture's distributed profit in accordance with the Joint Venture's foundation documents.

         4. Payments of the amounts specified in paragraph 3 above may, with the agreement of Geolkom and the Administration, be made in roubles, hard currency or in kind.

         5. In the process of conducting activities within the limits of the Licensed Area the license holder will utilize environmentally safe technology including:

         - use of equipment, in the course of well drilling, designed to regenerate drilling mud and separate solids from the slurry

         - location of field and communication facilities in the existing tree-cleared areas

         - location of the surface facilities outside of the water protection zones

         - utilization of produced associated gas in the pipeline system within the common network

         - utilization of waste water and run-offs within the pressure maintenance system.

         6. The conditions on cafe working conditions are specified in the plans for the field development and are to be approved by the State Mining Safety inspection.

         7. The Joint Venture has made all payments for geological and geophysical information concerning the Licensed Area acquired prior to the conclusion of the present Agreement. All geological and geophysical information obtained by the Joint Venture at its own expense shall be the property of the Joint Venture and shall be submitted to Geolkom on a confidential basis.

         8. The Joint Venture shall submit information in accordance with the requirements on statistical reporting to Geolkom their designated representative.

         9. Geolkom guarantees the confidentiality information submitted by the Joint Venture and agreed such information to third parties (including other governmental bodies) only upon the prior written consent of the Joint Venture).

         10. The License shall be effective for a period of twenty (20) years from the date of issuance and thereafter may be extended at the Joint Venture's option, for successive five year periods.

         11. This License Agreement shall be for a term commencing on the date of the issuance of the License and terminating date of the expiration of the License (or any extension thereof).

         12. This License Agreement may be altered, amended, repealed only by a document executed by all of the parties hereto.

ADMINISTRATION OF THE                                        COMMITTEE ON GEOLOGY
KHANTY-MANSYISK                                              AND THE USE OF THE SUBSOIL
AUTONOMIOUS DISTRICT                                         OF THE RUSSIAN FEDERATION

/s/ A.V. Filipenko
-----------------------------                                ------------------------------
A.V. Filipenko,
Head of the Administration




RUSSIAN-AMERICAN JOINT VENTURE
"CHERNOGORSKOYE"

/s/ S.V. Korolyov
------------------------------------
S.V. Korolyov,
General Director

                                   COORDINATES

                 the Licensed Subsurface Area under License No.

                             1.    61 29'15" N
                                   77 05'15" E

                             2.    61 25'23" N
                                   77 05'15" E

                             3.    61 20'35" N
                                   77 03'05" E

                             4.    61 21'40" N
                                   76 54'40" E

                             5.    61 25'45"N
                                   76 46'00"E

                             6.    61 26'45"N
                                   76 46'00"E

                             7.    61 29'15"N
                                   76 59'00"E

V.A. Dvurechensky                                      S.V. Korolyov
Deputy Chairman                                        General Manager
Russian Committee for Geology                          US-Russian Joint Venture
and the Use of the Subsurface                          "Chernogorokoye"